MALT 2004-5 gp1
                        Whole Loan 30YR Fixed-Rate Alt-A

Deal Size                               $29mm  approx.

WAM                                     358 +/- 2 months

GWAC                                    5.76% +/-10bps

Avge. Loan Balance                      $143k approx.
(100% conf.)

Geography          CA                   28.0% approx.

Occupancy          Investor             100.0% approx.

WA FICO                                 718 approx.

WA LTV                                  70.0% approx.

AAA Ratings                         2 of 3 (S&P, Moodys. Fitch)

Estimated                               5.00% approx.
Subordination Level

Pricing Speed                           100% PPC

PPC Ramp           4-16 Cpr in 12 months and 16CPR thereafter

Settlement Date                         05/28/04

Depositor                                     Mortgage Asset Securitization
                                               Transactions, Inc.
Master Servicer/Bond Administrator            Wells Fargo Bank Minnesota, NA




                            All numbers approximate.
                   All tranches subject to 10% size variance.
                                 5% Cleanup Call
                      [GRAPHIC OMITTED] UBS Investment Bank

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently The information contained herein will be filed with the Securities and superseded by the description of Exchange Commission. the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

                                 MALT 2004-5 gp2
                        Whole Loan 30YR Fixed-Rate Alt-A

Deal Size                               $36mm approx.

WAM                                     358 +/- 2 months

GWAC                                    6.19% +/-10bps

Avge. Loan Balance                      $118k approx.
(100% conf.)

Geography          CA                   20.0% approx.

Occupancy          Investor             100.0% approx.

SF/PUD                                  61.0% approx.

Prepay Penalty                          4.5% approx.

WA LTV                                  75.0% approx.

AAA Ratings                        2 of 3 (S&P, Moodys. Fitch)

Estimated                               5.00% approx.
Subordination Level

Pricing Speed                           100% PPC

PPC Ramp           4-16 Cpr in 12 months and 16CPR thereafter

Settlement Date                          05/28/04

Depositor                                    Mortgage Asset Securitization
                                              Transactions, Inc.
Master Servicer/Bond Administrator           Wells Fargo Bank Minnesota, NA





                            All numbers approximate.
                   All tranches subject to 10% size variance.
                                 5% Cleanup Call
                      [GRAPHIC OMITTED] UBS Investment Bank


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently The information contained herein will be filed with the Securities and superseded by the description of Exchange Commission. the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

                                 MALT 2004-5 gp3
                        Whole Loan 30YR Fixed-Rate Alt-A

Deal Size                               $27mm approx.

WAM                                     358 +/- 2 months

GWAC                                    6.93% +/-10bps

Avge. Loan Balance                      $110k approx.
(100% conf.)

Geography          CA                   9.0% approx.

Occupancy          Investor             100.0% approx.

SF/PUD                                  51.0% approx.

WA LTV                                  79.0% approx.

AAA Ratings                        2 of 3 (S&P, Moodys. Fitch)

Estimated                               5.00% approx.
Subordination Level

Pricing Speed                           100% PPC

PPC Ramp           4-16 Cpr in 12 months and 16CPR thereafter

Settlement Date                          05/28/04

Depositor                                     Mortgage Asset Securitization
                                               Transactions, Inc.
Master Servicer/Bond Administrator            Wells Fargo Bank Minnesota, NA




                            All numbers approximate.
                   All tranches subject to 10% size variance.
                                 5% Cleanup Call
                      [GRAPHIC OMITTED] UBS Investment Bank

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently The information contained herein will be filed with the Securities and superseded by the description of Exchange Commission. the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

                                 MALT 2004-5 gp4
                        Whole Loan 15YR Fixed-Rate Alt-A

Deal Size                               $37mm approx.

WAM                                     178 +/- 2 months

GWAC                                    5.03% +/-10bps

Avge. Loan Balance                      $135k approx.
(100% conf.)

Geography          CA                   29.0% approx.

Occupancy          Investor             100.0% approx.

SF/PUD                                  55.0% approx.

Cashout                                 34.0% approx.

WA LTV                                  61.0% approx.

AAA Ratings                        2 of 3 (S&P, Moodys. Fitch)

Estimated                               5.00% approx.
Subordination Level

Pricing Speed                           100% PPC

PPC Ramp           4-16 Cpr in 12 months and 16CPR thereafter

Settlement Date                         05/28/04

Depositor                                     Mortgage Asset Securitization
                                               Transactions, Inc.
Master Servicer/Bond Administrator            Wells Fargo Bank Minnesota, NA




                            All numbers approximate.
                   All tranches subject to 10% size variance.
                                 5% Cleanup Call
                      [GRAPHIC OMITTED] UBS Investment Bank


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently The information contained herein will be filed with the Securities and superseded by the description of Exchange Commission. the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

                                 MALT 2004-5 gp5
                        Whole Loan 15YR Fixed-Rate Alt-A

Deal Size                               $26mm approx.

WAM                                     178 +/- 2 months

GWAC                                    5.63% +/-10bps

Avge. Loan Balance                      $109k approx.
(100% conf.)

Geography          CA                   27.0% approx.

Occupancy          Investor             100.0% approx.

SF/PUD                                  57.0% approx.

Cashout                                 44.0% approx.

WA LTV                                  57.0% approx.

AAA Ratings                             2 of 3 (S&P, Moodys. Fitch)

Estimated                               5.00% approx.
Subordination Level

Pricing Speed                           100% PPC

PPC Ramp           4-16 Cpr in 12 months and 16CPR thereafter

Settlement Date                         05/28/04

Depositor                                     Mortgage Asset Securitization
                                               Transactions, Inc.
Master Servicer/Bond Administrator            Wells Fargo Bank Minnesota, NA




                            All numbers approximate.
                   All tranches subject to 10% size variance.
                                 5% Cleanup Call
                      [GRAPHIC OMITTED] UBS Investment Bank


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently The information contained herein will be filed with the Securities and superseded by the description of Exchange Commission. the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

                                 MALT 2004-5 gp6
                        Whole Loan 30YR Fixed-Rate Alt-A

Deal Size                                $45mm approx.

WAM                                      357  +/- 2 months

GWAC               (27bps LPMI)         7.42% +/-10bps


Avge. Loan Balance                     $173k approx.
(84% conf.)

Geography           FL                 18.5% approx.
                    CA                 11.0% approx.
                    NJ                  8.0% approx.
                    VA                  6.0% approx.
                    NY                  5.5% approx.

Documentation       Full Doc           13.0% approx.
                    NINA / No Doc      71.0% approx.


Prepay Penalty                          6.0% approx.

Purchase                               84.0% approx.

WA FICO                                 703 approx.

WA LTV (85% MIN)                       92.5% approx.

AAA Ratings                            2 of 3 (S&P, Moodys. Fitch)

Estimated                              7.00% approx.
Subordination Level

Pricing Speed                             100% PPC

PPC Ramp            4-16 Cpr in 12 months and 16CPR thereafter

Settlement Date                         05/28/04

Depositor                                      Mortgage Asset Securitization
                                                Transactions, Inc.
Master Servicer/Bond Administrator             Wells Fargo Bank Minnesota, NA




                            All numbers approximate.
                   All tranches subject to 10% size variance.
                                 5% Cleanup Call
                      [GRAPHIC OMITTED] UBS Investment Bank

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

                                 MALT 2004-5 gp7
                        Whole Loan 15YR Fixed-Rate Alt-A

Deal Size                        $45mm  approx.

WAM                              177  +/- 2 months

GWAC                             5.54%  +/-10bps

Avge. Loan Balance               $225k  approx.
(66% conf.)

Geography          CA            28.0% approx.
                   NY            19.0% approx.
                   FL            17.0% approx.
                   NJ             6.0%  approx.
                   TX             5.0%  approx.

Documentation      Full Doc      31.0% approx.
                   NINA / No Doc 22.0% approx.


Prepay Penalty                   15.0% approx.

Cash out                         42.0% approx.
0
WA FICO                          711   approx.

Occupancy          Investors    12.0%  approx.

AAA Ratings                      2 of 3 (S&P, Moodys. Fitch)

Estimated                         3.00% approx.
Subordination Level

Pricing Speed                     100% PPC

PPC Ramp           4-16 Cpr in 12 months and 16CPR thereafter

Settlement Date                  05/28/04

Depositor                                     Mortgage Asset Securitization
                                               Transactions, Inc.
Master Servicer/Bond Administrator            Wells Fargo Bank Minnesota, NA




                            All numbers approximate.
                   All tranches subject to 10% size variance.
                                 5% Cleanup Call
                      [GRAPHIC OMITTED] UBS Investment Bank

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.